UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2018

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SABRE CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)

_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

As previously announced, effective the first quarter of 2018, Sabre Corporation (“we,” “us,” “our,” or the “Company”) has disaggregated the Airline and Hospitality Solutions reportable segment, such that our business has three reportable segments comprised of: (i) Travel Network, (ii) Airline Solutions and (iii) Hospitality Solutions. In conjunction with this change, we have modified the methodology we have historically used to allocate shared corporate technology costs. Each segment now reflects a portion of our shared corporate costs that historically were not allocated to a business unit, based on relative consumption of shared technology infrastructure costs and defined revenue metrics. These changes have no impact on our consolidated results of operations, but result in a decrease of segment profitability only, which aligns with information that our Chief Operating Decision Maker began utilizing in 2018 to evaluate segment performance and allocate resources.

Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) contains the following items from our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) that have been recast for the disaggregation of our segments and the modification of our allocation of shared corporate costs described above:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.
In addition, Exhibit 99.1 to this Form 8-K includes Schedule II — Valuation and Qualifying Accounts from Item 15. Exhibits and Financial Statement Schedules, of the Form 10-K, which is unchanged from the Form 10-K.

This Form 8-K is being filed only for the purposes described above, and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters relating specifically to the disaggregation of our segments and the modification of our allocation of shared corporate costs as described above. No attempt has been made in this Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K on February 16, 2018, and it should not be read to modify or update other disclosures as presented in the Form 10-K. As a result, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2017, filed on February 16, 2018, except to the extent portions of such Form 10-K have been revised in this Form 8-K, in which case they refer to the applicable revised portion in this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
Updates to Annual Report on Form 10-K for the year ended December 31, 2017:
   Part II, Item 6. Selected Financial Data
   Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
   Part II, Item 8. Financial Statements and Supplementary Data.
   Part IV, Schedule II — Valuation and Qualifying Accounts

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: May 2, 2018	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer